UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
December 20, 2010

Central Pacific Financial Corp.
(Exact name of registrant as specified in its charter)

Hawaii	0-10777	99-0212597
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.

220 South King Street, Honolulu, Hawaii	96813
(Address of principal executive offices)	(Zip Code)

(808) 544-0500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Central Pacific Financial Corp. (the “Company”) previously reported that it entered into separate investment agreements (the “Investment Agreements”) with an affiliate of The Carlyle Group (“Carlyle”) and an affiliate of Anchorage Capital Group, L.L.C. (“Anchorage” and collectively with Carlyle, the “Investors”), pursuant to which each Investor agreed, subject to certain conditions, to invest approximately $98 million in common stock, no par value, of the Company (the “Common Stock”) (each an “Investment” and, collectively, the “Investments”).   As previously reported, one of the conditions to the completion of each Investment is the exchange of the Company’s preferred stock (the “TARP Preferred Stock”) issued to the U.S. Treasury (“Treasury”) for Common Stock having a value of the sum of 25% of the aggregate liquidation preference of the TARP Preferred Stock (valuing the Common Stock at $0.75 per share) and 100% of the amount of accrued and unpaid dividends on the TARP Preferred Stock as of the closing date.

On the terms and subject to the conditions set forth in a letter dated December 16, 2010 from the Treasury to the Company, the Treasury agreed to consent to an exchange of the TARP Preferred Stock, together with the accrued and unpaid dividends thereon, into Common Stock having an aggregate value of approximately 37.5% of the sum of the original par amount of the TARP Preferred Stock plus accrued and unpaid dividends on the TARP Preferred Stock.  The price at which the TARP Preferred Stock would exchange into Common Stock is the lesser of $0.50 per share and the lowest price at which capital is raised in connection with the Company’s recapitalization plan. The warrant issued to the Treasury in connection with the Treasury’s investment in the TARP Preferred Stock will be amended to reflect an exercise price equal to such price. The Treasury’s consent to an exchange on the terms described above is subject to the execution of a definitive exchange agreement and certain other terms and conditions.

As a result of the revised terms of the TARP exchange described above, the Company and each Investor agreed to amend the terms of their respective Investment Agreements on December 20, 2010 to reduce the purchase price of common stock from $0.75 to $0.50 per share, resulting in an investment amount of approximately $98.6 million by each Investor, and to revise the TARP exchange condition to require the TARP exchange to occur on the terms described above.

The closing of each Investment remains subject to the following conditions, among others:  the remaining $127.8 million being raised from other investors; the exchange of the TARP Preferred Stock on the terms described above; amendment of the warrant issued to the Treasury to reduce the exercise price to $0.50 per share; the receipt of approvals from banking regulators; the absence of burdensome regulatory conditions; maintenance of minimum liquidity levels; satisfaction of the capital ratios required by the consent order imposed on the Company’s subsidiary bank at the closing; no material change in tax laws relating to deferred tax assets; receipt of a tax opinion; and absence of a material adverse effect on the Company and its subsidiaries.

Item 9.01.	Financial Statements and Exhibits.
10.1	Amendment dated December 20, 2010 to Investment Agreement between Central Pacific Financial Corp. and Carlyle Financial Services Harbor, L.P.
10.2	Amendment dated December 20, 2010 to Investment Agreement between Central Pacific Financial Corp. and ACMO-CPR, L.L.C.
99.1	Press Release, dated December 20, 2010.

Cautionary Statement

The issuance of the securities in the $325 million capital raise have not been and will not be registered under the Securities Act of 1933, as amended, or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. This Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities, nor shall there be any sale of the securities in any jurisdiction or state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction or state.

Forward-Looking Statements

This Form 8-K and the attached exhibits contain forward-looking statements concerning the Company’s plans for raising capital, the conditions necessary for closing on proposed capital investments, concerning plans and objectives of management for future operations, concerning future economic performance, or concerning any of the assumptions underlying or relating to any of the foregoing. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts, and may include the words “believes”, “plans”, “intends”, “expects”, “anticipates”, “forecasts” or words of similar meaning. While we believe that our forward-looking statements and the assumptions underlying them are reasonably based, such statements and assumptions are by their nature subject to risks and uncertainties, and thus could later prove to be inaccurate or incorrect. Accordingly, actual results could materially differ from projections for a variety of reasons, to include, but not limited to: the impact of local, national, and international economies and events, including natural disasters, on the Company’s business and operations and on tourism, the military, and other major industries operating within the Hawaii market and any other markets in which the Company does business; the impact of regulatory actions on the Company including the Consent Order by the Federal Deposit Insurance Corporation and the Hawaii Division of Financial Institutions; the impact of legislation affecting the banking industry including the Emergency Economic Stabilization Act of 2008 and the Dodd-Frank Act Wall Street Reform and Consumer Protection Act; the impact of competitive products, services, pricing, and other competitive forces; movements in interest rates; loan delinquency rates and changes in asset quality generally; the price of the Company’s stock; volatility in the financial markets and uncertainties concerning the availability of debt or equity financing; and the impact of regulatory supervision. For further information on factors that could cause actual results to materially differ from projections, please see the Company’s publicly available Securities and Exchange Commission filings, including the Company’s 2009 Form 10-K and 2010 Form 10-Qs. The Company does not update any of its forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Pacific Financial Corp.
(Registrant)

Date: December 20, 2010	/s/ John C. Dean
John C. Dean
Executive Chairman

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Amendment dated December 20, 2010 to Investment Agreement between Central Pacific Financial Corp. and Carlyle Financial Services Harbor, L.P.
10.2	Amendment dated December 20, 2010 to Investment Agreement between Central Pacific Financial Corp. and ACMO-CPR, L.L.C.
99.1	Press Release, dated December 20, 2010.